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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                               _________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  MAY 12, 2004




                              RADISYS CORPORATION
             (Exact name of registrant as specified in its charter)


            OREGON                    0-26844                93-0945232
(State or Other Jurisdiction        (Commission            (IRS Employer
    of Incorporation)               File Number)         Identification No.)



           5445 NE DAWSON CREEK DRIVE
              HILLSBORO, OREGON                                 97124
      (Address of Principal Executive Offices)                (Zip Code)



      Registrant's telephone number, including area code:  (503) 615-1100



                                   NO CHANGE
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.         OTHER EVENTS.

              RADISYS CORPORATION REPURCHASES $39.4 MILLION OF ITS
                      5.5% CONVERTIBLE SUBORDINATED NOTES

     On May 12, 2004, RadiSys Corporation repurchased $39.4 million principal amount of its 5.5% convertible subordinated notes in the open market, with an associated discount of $606 thousand for $39.0 million in cash. The early extinguishment of the notes resulted in a loss of $264 thousand that will be reflected as an expense in the second fiscal quarter ending June 30, 2004.

     The remaining principal balance of the 5.5% convertible subordinated notes after the repurchase is $29.3 million, with an associated discount of $451 thousand.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        RADISYS CORPORATION
                                        an Oregon corporation


Date:   May 17, 2004                    By: /s/ Julia A. Harper
                                            -----------------------------------
                                        Name:   Julia Harper
                                                -------------------------------
                                        Title:  Chief Financial Officer,
                                                -------------------------------
                                                Vice President Finance  and
                                                -------------------------------
                                                Administration, and Secretary
                                                -------------------------------